UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Commission File Number: 333-202970

Date of Report (Date of earliest event reported): November 18, 2019

Vitalibis, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	30-0828224
(State of incorporation)	(IRS Employer ID Number)

3960 Howard Hughes Parkway, Suite 500, Las Vegas, NV 89169
Address of Principal Executive Office

(Previous Address of principal executive offices)

702-944-9620
Registrant’s telephone number, including area code

________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

At a Special Meeting of the Board of Directors of Vitalibis, Inc., a Nevada corporation, held on November 18, 2019, the Board adopted the following Resolutions:

1)	Designated 1,000,000 shares of its 5,000,000 shares of its authorized Preferred Stock as “Series A Preferred Stock”. Each one (1) share of Series A Preferred Stock will have voting rights equal to 250 votes and is fully entitled to vote generally with the shares of common stock on all matters. The total aggregate number of votes represented by the 1,000,000 shares of Series A Preferred Stock is 250,000,000 votes.

2)	Authorizing the 1,000,000 shares of Series A Preferred Stock to be issued to current management to further its unique and proprietary business, business model and business plan, all of which current management created and developed. The 1,000,000 shares shall be issued, as follows: 500,000 shares of Series A Preferred Stock to Steven Raack, and 500,000 shares of Series A Preferred Stock to Thomas Raack.

At a Special Meeting of the Board of Directors of Vitalibis, Inc., a Nevada corporation, held on November 22, 2019, the Board adopted the following Resolutions:

1)

Authorizing the Company to present to shareholders for approval of an amendment to the Company’s Articles of Incorporation to effect the change of the Company’s Authorized Shares pursuant to applicable Nevada state laws, rules and regulations, as well as the Company’s Bylaws;

The majority of the shareholders unanimously approved increasing the authorized shares from 112,500,000 to 195,000,000 authorized shares of Common Stock.

The shareholders hereby approve all of the resolutions and actions of the Board heretofore adopted and taken as acts of the Company related to the above resolutions and hereby is authorized, empowered and directed, for and on behalf of the Company, to execute and file with the Nevada Secretary of State the Amendment;

Item 9.01 Financial Statements and Exhibits

3.1	Certificate of Amendment
3.2	Certificate of Designation

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2019

VITALIBIS, Inc.

By: /s/ Steve Raack

Steve Raack

President and Chief Executive Officer